EXHIBIT 99.2

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

Asset Backed Certificates
IXIS
2005-HE2

-----------------------------------------------------------------------------------------------------
                                                    Forward + 150
-----------------------------------------------------------------------------------------------------
Per          Date              Coll_Bal            XS_Interest      1mLIBOR     6mLIBOR       XS as %
-----------------------------------------------------------------------------------------------------
         1    6/25/2005        863,821,138.22      1,747,033.46      3.0300      3.3800       2.43% *Prefund
         2    7/25/2005        845,881,868.16        907,573.54      4.5962      4.9766       1.29% *Prefund
         3    8/25/2005        827,009,882.38        944,095.70      4.7697      5.1016       1.37% *Prefund
         4    9/25/2005        807,222,392.32      1,113,460.57      4.9216      5.1999       1.66%
         5   10/25/2005        786,536,343.34      1,109,030.44      5.0641      5.2884       1.69%
         6   11/25/2005        766,294,968.99        930,975.38      5.1230      5.3591       1.46%
         7   12/25/2005        746,485,687.31        953,603.34      5.2321      5.4214       1.53%
         8    1/25/2006        727,096,665.84        757,847.54      5.3363      5.4764       1.25%
         9    2/25/2006        708,116,786.42        727,897.81      5.3531      5.5242       1.23%
        10    3/25/2006        689,535,680.10        978,093.93      5.4385      5.5680       1.70%
        11    4/25/2006        671,343,865.72        613,451.89      5.4963      5.6068       1.10%
        12    5/25/2006        653,532,586.00        700,619.00      5.4884      5.6431       1.29%
        13    6/25/2006        636,095,503.75        550,773.68      5.5544      5.6802       1.04%
        14    7/25/2006        619,028,254.12        599,850.10      5.6150      5.7142       1.16%
        15    8/25/2006        602,400,560.62        493,784.64      5.6093      5.7445       0.98%
        16    9/25/2006        586,205,824.14        455,826.82      5.6615      5.7753       0.93%
        17   10/25/2006        570,438,559.40        507,546.76      5.7118      5.8045       1.07%
        18   11/25/2006        555,093,054.85        410,987.36      5.7083      5.8285       0.89%
        19   12/25/2006        540,159,726.43        462,236.10      5.7542      5.8490       1.03%
        20    1/25/2007        525,627,508.32        410,243.81      5.7958      5.8665       0.94%

        21    2/25/2007        511,460,037.93        400,736.81      5.7908      5.8822       0.94%
        22    3/25/2007        497,673,603.50      1,046,722.32      5.8314      5.8948       2.52%
        23    4/25/2007        484,319,489.73        936,249.78      5.8630      5.9055       2.32%
        24    5/25/2007        471,325,688.35      1,049,531.58      5.8279      5.9152       2.67%
        25    6/25/2007        458,682,227.69        971,938.62      5.8574      5.9269       2.54%
        26    7/25/2007        446,381,683.98      1,048,305.66      5.8856      5.9380       2.82%
        27    8/25/2007        434,415,414.04        951,733.10      5.8654      5.9475       2.63%
        28    9/25/2007        422,769,293.52      1,106,511.08      5.8927      5.9608       3.14%
        29   10/25/2007        411,456,633.39      1,204,123.16      5.9158      5.9735       3.51%
        30   11/25/2007        400,447,917.12      1,127,216.57      5.8974      5.9841       3.38%
        31   12/25/2007        389,735,175.92      1,175,420.10      5.9218      5.9955       3.62%
        32    1/25/2008        379,307,981.68      1,102,176.44      5.9434      6.0056       3.49%
        33    2/25/2008        369,162,909.61      1,072,725.03      5.9431      6.0154       3.49%
        34    3/25/2008        359,288,911.08      1,348,676.51      5.9667      6.0244       4.50%
        35    4/25/2008        349,696,992.11      1,243,913.12      5.9826      6.0329       4.27%
        36    5/25/2008        340,362,093.64      1,291,808.61      5.9634      6.0417       4.55%
        37    6/25/2008        331,277,075.62      4,713,750.82      5.9825      6.0527      17.07%
        38    7/25/2008        322,435,626.86      1,508,356.59      5.9996      6.0640       5.61%
        39    8/25/2008        313,830,966.99      1,417,973.18      5.9967      6.0747       5.42%
        40    9/25/2008        305,455,593.95      1,408,432.97      6.0159      6.0887       5.53%
        41   10/25/2008        297,306,278.70      1,452,638.46      6.0313      6.1025       5.86%
        42   11/25/2008        289,374,383.22      1,368,793.74      6.0296      6.1140       5.68%
        43   12/25/2008        281,654,020.46      1,384,296.62      6.0478      6.1250       5.90%
        44    1/25/2009        274,139,724.37      1,296,276.91      6.0648      6.1352       5.67%
        45    2/25/2009        266,825,611.45      1,258,685.75      6.0777      6.1451       5.66%
        46    3/25/2009        259,706,291.66      1,374,217.76      6.0961      6.1399       6.35%
        47    4/25/2009        252,777,881.01      1,202,195.16      6.1061      6.1316       5.71%
        48    5/25/2009        246,034,038.94      1,216,281.16      6.0931      6.1249       5.93%
        49    6/25/2009        239,469,765.31      1,139,344.78      6.1082      6.1217       5.71%
        50    7/25/2009        233,080,401.18      1,147,017.76      6.1216      6.1240       5.91%
        51    8/25/2009        226,861,097.27      1,089,432.08      6.0475      6.1272       5.76%
        52    9/25/2009        220,807,363.65      1,066,177.06      6.0485      6.1463       5.79%
        53   10/25/2009        214,915,211.74      1,074,602.38      6.0612      6.1677       6.00%
        54   11/25/2009        209,179,960.78      1,006,625.49      6.0755      6.1875       5.77%
        55   12/25/2009        203,597,406.60      1,008,849.85      6.1194      6.2087       5.95%
        56    1/25/2010        198,163,474.67        943,155.06      6.1436      6.2210       5.71%
        57    2/25/2010        192,874,295.06        915,291.09      6.1584      6.2309       5.69%
        58    3/25/2010        187,724,619.32        999,639.69      6.1728      6.2400       6.39%
        59    4/25/2010        182,710,998.99        874,918.09      6.1855      6.2494       5.75%
        60    5/25/2010        177,819,031.97        882,307.85      6.1977      6.2592       5.95%
        61    6/25/2010        173,056,670.30        828,473.21      6.1925      6.2686       5.74%
        62    7/25/2010        168,420,499.37        835,966.98      6.2002      6.2844       5.96%
        63    8/25/2010        163,908,053.41        781,952.86      6.2129      6.3014       5.72%
        64    9/25/2010        159,515,978.55        765,033.35      6.2264      6.3192       5.76%
        65   10/25/2010        155,241,740.24        772,765.16      6.2399      6.3371       5.97%
        66   11/25/2010        151,081,720.03        723,071.73      6.2548      6.3533       5.74%
        67   12/25/2010        147,032,719.91        727,421.42      6.2838      6.3707       5.94%
        68    1/25/2011        143,091,782.14        680,100.48      6.3019      6.3814       5.70%
        69    2/25/2011        139,256,044.37        659,929.39      6.3163      6.3907       5.69%
        70    3/25/2011        135,522,615.03        621,841.82      6.3305      6.3992       5.51%
        71    4/25/2011        131,889,343.21        515,756.59      6.3428      6.4079       4.69%
        72    5/25/2011        128,353,127.92        525,418.47      6.3547      6.4173       4.91%
        73    6/25/2011        124,911,269.09        490,050.37      6.3477      6.4256       4.71%
        74    7/25/2011        121,561,244.66        499,634.84      6.3548      6.4359       4.93%
        75    8/25/2011        118,300,616.78        463,973.91      6.3673      6.4461       4.71%
        76    9/25/2011        115,126,961.31        453,904.82      6.3807      6.4568       4.73%

        77   10/25/2011        112,038,281.44        462,840.65      6.3939      6.4673       4.96%
        78   11/25/2011        109,032,097.25        430,344.05      6.4052      6.4767       4.74%
        79   12/25/2011        106,106,130.79        439,147.63      6.4072      6.4869       4.97%
        80    1/25/2012        103,258,244.75        408,708.66      6.4161      6.4935       4.75%
        81    2/25/2012        100,486,370.09        397,431.76      6.4290      6.4995       4.75%
        82    3/25/2012         97,788,442.67        424,336.86      6.4419      6.5048       5.21%
        83    4/25/2012         95,162,704.22        378,410.06      6.4535      6.5103       4.77%
        84    5/25/2012         92,607,085.45        385,466.14      6.4630      6.5163       4.99%
        85    6/25/2012         90,119,666.65        360,650.46      6.4470      6.5216       4.80%
        86    7/25/2012         87,698,629.36        367,723.18      6.4503      6.5321       5.03%
        87    8/25/2012         85,342,214.95        318,724.38      6.4614      6.5434       4.48%
        88    9/25/2012         83,048,679.56        312,003.71      6.4734      6.5553       4.51%
        89   10/25/2012         80,816,543.29        319,676.17      6.4853      6.5672       4.75%
        90   11/25/2012         78,644,052.31        296,249.63      6.4964      6.5773       4.52%
        91   12/25/2012         76,529,560.92        303,176.02      6.5073      6.5888       4.75%
        92    1/25/2013         74,471,526.61        281,130.60      6.5183      6.5955       4.53%
        93    2/25/2013         72,468,454.77        273,609.28      6.5303      6.6014       4.53%
        94    3/25/2013         70,518,848.38        308,130.67      6.5421      6.6065       5.24%
        95    4/25/2013         68,621,455.98        261,194.04      6.5522      6.6118       4.57%
        96    5/25/2013         66,774,765.81        267,252.62      6.5614      6.6181       4.80%
        97    6/25/2013         64,977,386.25        249,255.53      6.5477      6.6237       4.60%
        98    7/25/2013         63,228,002.27        255,240.04      6.5513      6.6372       4.84%
        99    8/25/2013         61,525,344.23        236,992.86      6.5615      6.6521       4.62%
       100    9/25/2013         59,868,149.11        232,307.45      6.5728      6.6679       4.66%
       101   10/25/2013         58,255,387.01        237,895.38      6.5839      6.6837       4.90%
       102   11/25/2013         56,685,767.11        221,121.92      6.5967      6.6978       4.68%
       103   12/25/2013         55,158,086.14        225,261.51      6.6249      6.7129       4.90%
       104    1/25/2014         53,671,229.61        209,362.82      6.6410      6.7204       4.68%
       105    2/25/2014         52,224,118.80        203,966.10      6.6529      6.7262       4.69%
       106    3/25/2014         50,815,661.89        228,682.60      6.6645      6.7311       5.40%
       107    4/25/2014         49,444,991.68        195,352.35      6.6743      6.7364       4.74%
       108    5/25/2014         48,110,985.26        199,591.26      6.6833      6.7426       4.98%
       109    6/25/2014         46,812,628.17        186,743.59      6.6698      6.7477       4.79%
       110    7/25/2014         45,548,968.61        190,889.36      6.6733      6.7574       5.03%
       111    8/25/2014         44,319,087.54        177,893.94      6.6833      6.7676       4.82%
       112    9/25/2014         43,122,072.91        174,272.62      6.6944      6.7786       4.85%
       113   10/25/2014         41,957,156.21        178,029.33      6.7053      6.7894       5.09%
       114   11/25/2014         40,823,416.93        166,198.05      6.7155      6.7984       4.89%
       115   12/25/2014         39,720,037.46        169,570.07      6.7252      6.8080       5.12%
       116    1/25/2015         38,646,177.80        158,452.11      6.7351      6.8063       4.92%
       117    2/25/2015         37,601,054.08        154,614.71      6.7462      6.8015       4.93%
       118    3/25/2015         36,583,886.11        171,173.21      6.7570      6.7957       5.61%
       119    4/25/2015         35,593,951.51        147,589.46      6.7659      6.7899       4.98%
       120    5/25/2015         34,630,699.16        150,537.65      6.7693      6.7858       5.22%
       121    6/25/2015         33,693,206.03        142,362.85      6.7163      6.7803       5.07%
       122    7/25/2015         32,780,783.66        145,249.40      6.7061      6.7838       5.32%
       123    8/25/2015         31,892,763.95        136,135.89      6.7142      6.7893       5.12%
       124    9/25/2015         31,028,503.53        132,923.56      6.7237      6.7954       5.14%
       125   10/25/2015         30,187,369.53        135,189.26      6.7329      6.8013       5.37%
       126   11/25/2015         29,368,753.88        126,922.73      6.7399      6.8061       5.19%
       127   12/25/2015         28,572,053.28        129,309.92      6.7354      6.8124       5.43%
       128    1/25/2016         27,796,686.21        121,619.89      6.7397      6.8198       5.25%
       129    2/25/2016         27,042,087.80        118,851.41      6.7487      6.8286       5.27%
       130    3/25/2016         26,307,696.58        125,655.87      6.7577      6.8366       5.73%
       131    4/25/2016         25,593,036.42        114,143.63      6.7656      6.8451       5.35%
       132    5/25/2016         24,897,542.00        115,894.06      6.7748      6.8541       5.59%

       133    6/25/2016         24,220,685.79        109,274.04      6.7807      6.8623       5.41%
       134    7/25/2016         23,561,971.62        110,934.71      6.7891      6.8732       5.65%
       135    8/25/2016         22,920,920.09        104,632.39      6.7974      6.8837       5.48%
       136    9/25/2016         22,297,049.81        102,870.94      6.8066      6.8952       5.54%
       137   10/25/2016         21,689,980.05        104,450.05      6.8156      6.9064       5.78%
       138   11/25/2016         21,099,213.28         98,742.08      6.8250      6.9160       5.62%
       139   12/25/2016         20,524,293.67         99,965.54      6.8424      6.9261       5.84%
       140    1/25/2017         19,964,799.26         94,602.98      6.8534      6.9249       5.69%
       141    2/25/2017         19,420,320.31         92,639.34      6.8628      6.9208       5.72%
       142    3/25/2017         18,890,447.49        100,013.55      6.8719      6.9157       6.35%
       143    4/25/2017         18,374,815.12         89,068.64      6.8791      6.9107       5.82%
       144    5/25/2017         17,873,021.51         90,150.18      6.8821      6.9074       6.05%
       145    6/25/2017         17,384,695.25         86,150.58      6.8367      6.9028       5.95%
       146    7/25/2017         16,909,475.97         87,206.30      6.8281      6.9079       6.19%
       147    8/25/2017         16,447,014.42         82,931.70      6.8349      6.9148       6.05%
       148    9/25/2017         15,996,973.44         81,342.09      6.8432      6.9226       6.10%
       149   10/25/2017         15,559,029.04         82,140.29      6.8512      6.9301       6.34%
       150   11/25/2017         15,132,858.76         78,291.19      6.8583      6.9360       6.21%
       151   12/25/2017         14,718,144.46         79,012.38      6.8640      6.9432       6.44%
       152    1/25/2018         14,314,581.88         75,438.49      6.8707      6.9453       6.32%
       153    2/25/2018         13,921,874.99         74,028.55      6.8789      6.9466       6.38%
       154    3/25/2018         13,539,729.28         78,571.74      6.8868      6.9470       6.96%
       155    4/25/2018         13,167,884.51         71,504.63      6.8931      6.9477       6.52%
       156    5/25/2018         12,806,049.63         72,018.92      6.8983      6.9498       6.75%
       157    6/25/2018         12,453,953.30         69,193.32      6.8777      6.9509       6.67%
       158    7/25/2018         12,111,335.21         69,667.94      6.8767      6.9602       6.90%
       159    8/25/2018         11,777,943.87         66,862.34      6.8832      6.9708       6.81%
       160    9/25/2018         11,453,531.45         65,867.92      6.8909      6.9825       6.90%
       161   10/25/2018         11,137,885.63         66,203.02      6.8984      6.9939       7.13%
       162   11/25/2018         10,830,748.95         63,705.86      6.9073      7.0037       7.06%
       163   12/25/2018         10,531,894.07         63,903.69      6.9299      7.0144       7.28%
       164    1/25/2019         10,241,100.10         61,591.41      6.9415      7.0165       7.22%
       165    2/25/2019          9,958,153.68         60,604.12      6.9496      7.0168       7.30%
       166    3/25/2019          9,682,839.53         63,164.85      6.9573      7.0161       7.83%
       167    4/25/2019          9,414,975.81         58,854.25      6.9632      7.0157       7.50%
       168    5/25/2019          9,154,342.66         58,991.25      6.9678      7.0167       7.73%
       169    6/25/2019          8,900,746.43         57,219.49      6.9437      7.0157       7.71%
       170    7/25/2019          8,653,998.50         57,313.43      6.9414      7.0147       7.95%
       171    8/25/2019          8,413,915.83         55,574.20      6.9476      7.0129       7.93%
       172    9/25/2019          8,180,320.62         54,755.82      6.9550      7.0117       8.03%
       173   10/25/2019          7,953,037.17         54,742.61      6.9620      7.0100       8.26%
       174   11/25/2019          7,731,899.13         53,231.94      6.9640      7.0072       8.26%
       175   12/25/2019          7,516,742.20         53,264.16      6.9366      7.0051       8.50%
       176    1/25/2020          7,307,444.46         51,896.85      6.9322      6.9966       8.52%
       177    2/25/2020          7,103,832.38         51,201.45      6.9387      6.9867       8.65%
       178    3/25/2020          6,547,353.20         50,791.51      6.9452      6.9759       9.31%
       179    4/25/2020          6,363,197.63         49,207.51      6.9504      6.9651       9.28%
       180    5/25/2020          6,162,120.61         48,940.55      6.9489      6.9556       9.53%
       181    6/25/2020          5,966,485.19         47,997.91      6.8882      6.9449       9.65%
       182    7/25/2020          5,776,146.79         47,683.10      6.8732      6.9407       9.91%
       183    8/25/2020          5,613,682.64         46,811.45      6.8774      6.9374      10.01%
       184    9/25/2020          5,455,659.19         46,171.01      6.8831      6.9349      10.16%
       185   10/25/2020          5,301,938.61         45,827.28      6.8884      6.9319      10.37%
       186   11/25/2020          5,152,419.92         45,104.18      6.8890      6.9275      10.50%
       187   12/25/2020          5,006,992.33         44,763.22      6.8613      6.9244      10.73%
       188    1/25/2021          4,865,545.86         44,130.28      6.8558      6.9179      10.88%

       189    2/25/2021          4,727,972.61         43,655.69      6.8607      6.9110      11.08%
       190    3/25/2021          4,594,169.41         43,310.39      6.8656      6.9033      11.31%
       191    4/25/2021          4,464,022.32         42,671.40      6.8689      6.8957      11.47%
       192    5/25/2021          4,337,440.22        147,013.77      6.8686      6.8899      40.67%
       193    6/25/2021          4,214,330.54        160,863.44      6.8250      6.8831      45.80%
       194    7/25/2021          4,094,599.38        156,388.95      6.8144      6.8863      45.83%
       195    8/25/2021          3,978,155.40        152,041.74      6.8176      6.8915      45.86%
       196    9/25/2021          3,864,911.44        147,806.34      6.8221      6.8977      45.89%
       197   10/25/2021          3,754,779.17        143,696.08      6.8263      6.9035      45.92%
       198   11/25/2021          3,647,677.33        139,696.64      6.8309      6.9079      45.96%
       199   12/25/2021          3,543,523.61        135,807.60      6.8416      6.9134      45.99%
       200    1/25/2022          3,442,238.67        132,025.02      6.8472      6.9125      46.03%
       201    2/25/2022          3,343,745.08        128,341.79      6.8519      6.9104      46.06%
       202    3/25/2022          3,247,966.12        124,768.47      6.8562      6.9074      46.10%
       203    4/25/2022          3,154,831.13        121,283.60      6.8589      6.9048      46.13%
       204    5/25/2022          3,064,265.76        117,892.98      6.8608      6.9036      46.17%
       205    6/25/2022          2,976,200.18        114,594.18      6.8377      6.9014      46.20%
       206    7/25/2022          2,890,566.47        111,385.99      6.8335      6.9077      46.24%
       207    8/25/2022          2,807,298.92        108,266.03      6.8366      6.9154      46.28%
       208    9/25/2022          2,726,333.62        105,244.90      6.8408      6.9241      46.32%
       209   10/25/2022          2,647,612.36        102,300.67      6.8448      6.9325      46.37%
       210   11/25/2022          2,571,072.46         99,431.99      6.8505      6.9395      46.41%
       211   12/25/2022          2,496,653.10         96,642.51      6.8721      6.9473      46.45%
       212    1/25/2023          2,424,296.97         93,929.94      6.8810      6.9477      46.49%
       213    2/25/2023          2,353,948.32         91,287.68      6.8857      6.9466      46.54%
       214    3/25/2023          2,285,551.31         88,731.46      6.8898      6.9446      46.59%
       215    4/25/2023          2,219,057.40         86,234.01      6.8924      6.9429      46.63%
       216    5/25/2023          2,154,411.12         83,802.78      6.8947      6.9426      46.68%
       217    6/25/2023          2,091,561.55         81,437.63      6.8758      6.9409      46.72%
       218    7/25/2023          2,030,459.68         79,137.29      6.8729      6.9430      46.77%
       219    8/25/2023          1,971,058.01         76,900.44      6.8760      6.9452      46.82%
       220    9/25/2023          1,913,310.45         74,726.97      6.8801      6.9482      46.87%
       221   10/25/2023          1,857,172.71         72,612.73      6.8839      6.9509      46.92%
       222   11/25/2023          1,802,600.82         70,555.56      6.8866      6.9527      46.97%
       223   12/25/2023          1,749,551.83         68,555.07      6.8861      6.9555      47.02%
       224    1/25/2024          1,697,984.32         66,609.78      6.8879      6.9560      47.07%
       225    2/25/2024          1,647,858.05         64,717.13      6.8920      6.9567      47.13%
       226    3/25/2024          1,599,133.43         62,880.40      6.8957      6.9567      47.19%
       227    4/25/2024          1,551,773.64         61,090.66      6.8985      6.9569      47.24%
       228    5/25/2024          1,505,740.18         59,350.15      6.9012      6.9580      47.30%
       229    6/25/2024          1,460,996.86         57,657.45      6.8907      6.9579      47.36%
       230    7/25/2024          1,417,508.44         56,011.50      6.8904      6.9592      47.42%
       231    8/25/2024          1,375,240.71         54,410.75      6.8934      6.9598      47.48%
       232    9/25/2024          1,334,160.30         52,854.81      6.8973      6.9612      47.54%
       233   10/25/2024          1,294,236.43         51,340.36      6.9008      6.9623      47.60%
       234   11/25/2024          1,255,436.95         49,858.24      6.9026      6.9619      47.66%
       235   12/25/2024          1,217,740.54         48,427.69      6.8962      6.9619      47.72%
       236    1/25/2025          1,181,106.49         47,000.66      6.8961      6.9513      47.75%
       237    2/25/2025          1,145,541.09         45,643.93      6.8998      6.9378      47.81%
       238    3/25/2025          1,110,985.01         44,217.05      6.9032      6.9235      47.76%
       239    4/25/2025          1,077,502.31         42,937.86      6.9050      6.9092      47.82%
       240    5/25/2025          1,044,965.38         41,689.59      6.9007      6.8971      47.87%
       241    6/25/2025          1,013,356.86         40,475.71      6.8353      6.8832      47.93%
       242    7/25/2025            982,651.09         39,295.03      6.8168      6.8774      47.99%
       243    8/25/2025            952,822.96         38,159.10      6.8182      6.8731      48.06%
       244    9/25/2025            923,840.30         37,041.22      6.8211      6.8695      48.11%

       245   10/25/2025            895,674.45         35,964.00      6.8236      6.8655      48.18%
       246   11/25/2025            868,307.08         34,919.59      6.8223      6.8602      48.26%
       247   12/25/2025            841,717.49         33,904.43      6.7991      6.8558      48.34%
       248    1/25/2026            815,884.41         32,917.20      6.7931      6.8456      48.41%
       249    2/25/2026            790,786.89         31,958.39      6.7955      6.8341      48.50%
       250    3/25/2026            766,405.11         31,016.59      6.7977      6.8219      48.56%
       251    4/25/2026            742,715.26         30,106.72      6.7985      6.8096      48.64%
       252    5/25/2026            719,700.85         29,224.95      6.7947      6.7995      48.73%
       253    6/25/2026            697,344.49         28,367.65      6.7407      6.7880      48.82%
       254    7/25/2026            675,628.01         27,534.11      6.7252      6.7857      48.90%
       255    8/25/2026            654,533.66         26,725.31      6.7258      6.7853      49.00%
       256    9/25/2026            634,044.94         25,933.19      6.7277      6.7858      49.08%
       257   10/25/2026            614,142.49         25,167.80      6.7293      6.7858      49.18%
       258   11/25/2026            594,812.24         24,424.96      6.7297      6.7847      49.28%
       259   12/25/2026            576,038.89         23,703.13      6.7254      6.7843      49.38%
       260    1/25/2027            557,807.12         23,001.44      6.7247      6.7774      49.48%
       261    2/25/2027            540,101.89         22,319.61      6.7265      6.7692      49.59%
       262    3/25/2027            522,908.68         21,653.52      6.7281      6.7603      49.69%
       263    4/25/2027            506,211.71         21,007.95      6.7283      6.7514      49.80%
       264    5/25/2027            489,998.13         20,381.59      6.7257      6.7443      49.91%
       265    6/25/2027            474,255.04         19,772.78      6.6867      6.7356      50.03%
       266    7/25/2027            458,969.34         19,181.01      6.6756      6.7322      50.15%
       267    8/25/2027            444,128.27         18,606.64      6.6759      6.7294      50.27%
       268    9/25/2027            429,719.82         18,044.93      6.6773      6.7274      50.39%
       269   10/25/2027            415,730.24         17,501.63      6.6784      6.7249      50.52%
       270   11/25/2027            402,149.16         16,974.44      6.6772      6.7217      50.65%
       271   12/25/2027            388,965.60         16,462.24      6.6647      6.7197      50.79%
       272    1/25/2028            376,168.52         15,964.52      6.6610      6.7175      50.93%
       273    2/25/2028            363,747.10         15,481.11      6.6621      6.7160      51.07%
       274    3/25/2028            351,690.97         15,010.23      6.6631      6.7138      51.22%
       275    4/25/2028            339,989.32         14,553.51      6.6632      6.7120      51.37%
       276    5/25/2028            328,632.66         14,110.08      6.6635      6.7110      51.52%
       277    6/25/2028            317,611.50         13,679.26      6.6531      6.7092      51.68%
       278    7/25/2028            306,916.45         13,260.75      6.6508      6.7123      51.85%
       279    8/25/2028            296,538.39         12,854.24      6.6512      6.7158      52.02%
       280    9/25/2028            286,468.45         12,459.76      6.6524      6.7201      52.19%
       281   10/25/2028            276,698.22         12,076.41      6.6533      6.7242      52.37%
       282   11/25/2028            267,219.20         11,703.85      6.6554      6.7270      52.56%
       283   12/25/2028            258,023.10         11,342.00      6.6690      6.7305      52.75%
       284    1/25/2029            249,101.97         10,990.49      6.6734      6.7268      52.94%
       285    2/25/2029            240,448.07         10,648.95      6.6748      6.7216      53.15%
       286    3/25/2029            232,053.79         10,316.97      6.6758      6.7157      53.35%
       287    4/25/2029            223,911.68          9,994.51      6.6755      6.7099      53.56%
       288    5/25/2029            216,014.60          9,681.48      6.6742      6.7058      53.78%
       289    6/25/2029            208,355.74          9,377.42      6.6489      6.7007      54.01%
       290    7/25/2029            200,928.34          9,082.14      6.6419      6.7037      54.24%
       291    8/25/2029            193,725.85          8,795.53      6.6419      6.7082      54.48%
       292    9/25/2029            186,741.98          8,517.12      6.6430      6.7136      54.73%
       293   10/25/2029            179,970.49          8,247.00      6.6438      6.7187      54.99%
       294   11/25/2029            173,405.48          7,984.64      6.6464      6.7226      55.26%
       295   12/25/2029            167,041.06          7,729.94      6.6647      6.7271      55.53%
       296    1/25/2030            160,871.53          7,482.63      6.6704      6.7242      55.82%
       297    2/25/2030            154,891.35          7,242.42      6.6718      6.7198      56.11%
       298    3/25/2030            149,095.06          7,008.43      6.6727      6.7145      56.41%
       299    4/25/2030            143,478.23          6,779.05      6.6723      6.7095      56.70%
       300    5/25/2030            138,037.75          6,558.87      6.6713      6.7060      57.02%

       301    6/25/2030            132,766.17          6,345.13      6.6713      6.7060      57.35%
       302    7/25/2030            127,658.65          6,137.65      6.6713      6.7060      57.69%
       303    8/25/2030            122,710.49          5,936.80      6.6713      6.7060      58.06%
       304    9/25/2030            117,916.69          5,741.63      6.6713      6.7060      58.43%
       305   10/25/2030            113,272.68          5,552.38      6.6713      6.7060      58.82%
       306   11/25/2030            108,774.28          5,368.74      6.6713      6.7060      59.23%
       307   12/25/2030            104,417.33          5,190.52      6.6713      6.7060      59.65%
       308    1/25/2031            100,197.74          5,017.56      6.6713      6.7060      60.09%
       309    2/25/2031             96,111.57          4,849.72      6.6713      6.7060      60.55%
       310    3/25/2031             92,154.96          4,686.86      6.6713      6.7060      61.03%
       311    4/25/2031             88,324.16          4,528.83      6.6713      6.7060      61.53%
       312    5/25/2031             84,615.54          4,375.49      6.6713      6.7060      62.05%
       313    6/25/2031             81,025.55          4,226.73      6.6713      6.7060      62.60%
       314    7/25/2031             77,550.75          4,082.40      6.6713      6.7060      63.17%
       315    8/25/2031             74,187.79          3,942.38      6.6713      6.7060      63.77%
       316    9/25/2031             70,933.43          3,806.55      6.6713      6.7060      64.40%
       317   10/25/2031             67,784.49          3,674.80      6.6713      6.7060      65.06%
       318   11/25/2031             64,737.91          3,547.00      6.6713      6.7060      65.75%
       319   12/25/2031             61,790.69          3,423.05      6.6713      6.7060      66.48%
       320    1/25/2032             58,939.93          3,302.83      6.6713      6.7060      67.24%
       321    2/25/2032             56,182.80          3,186.25      6.6713      6.7060      68.05%
       322    3/25/2032             53,516.56          3,073.19      6.6713      6.7060      68.91%
       323    4/25/2032             50,938.53          2,963.56      6.6713      6.7060      69.81%
       324    5/25/2032             48,446.13          2,857.26      6.6713      6.7060      70.77%
       325    6/25/2032             46,036.82          2,754.20      6.6713      6.7060      71.79%
       326    7/25/2032             43,708.15          2,654.28      6.6713      6.7060      72.87%
       327    8/25/2032             41,457.75          2,557.42      6.6713      6.7060      74.02%
       328    9/25/2032             39,283.29          2,463.52      6.6713      6.7060      75.25%
       329   10/25/2032             37,182.53          2,372.51      6.6713      6.7060      76.57%
       330   11/25/2032             35,153.26          2,284.30      6.6713      6.7060      77.98%
       331   12/25/2032             33,193.38          2,198.80      6.6713      6.7060      79.49%
       332    1/25/2033             31,300.80          2,115.95      6.6713      6.7060      81.12%
       333    2/25/2033             29,473.52          2,035.67      6.6713      6.7060      82.88%
       334    3/25/2033             27,709.58          1,957.88      6.6713      6.7060      84.79%
       335    4/25/2033             26,007.09          1,882.51      6.6713      6.7060      86.86%
       336    5/25/2033             24,364.21          1,809.49      6.6713      6.7060      89.12%
       337    6/25/2033             22,779.13          1,738.76      6.6713      6.7060      91.60%
       338    7/25/2033             21,250.12          1,670.24      6.6713      6.7060      94.32%
       339    8/25/2033             19,775.49          1,603.88      6.6713      6.7060      97.33%
       340    9/25/2033             18,353.59          1,539.62      6.6713      6.7060     100.66%
       341   10/25/2033             16,982.81          1,477.38      6.6713      6.7060     104.39%
       342   11/25/2033             15,661.62          1,417.12      6.6713      6.7060     108.58%
       343   12/25/2033             14,388.49          1,358.77      6.6713      6.7060     113.32%
       344    1/25/2034             13,161.97          1,302.29      6.6713      6.7060     118.73%
       345    2/25/2034             11,980.62          1,247.61      6.6713      6.7060     124.96%
       346    3/25/2034             10,843.07          1,194.68      6.6713      6.7060     132.21%
       347    4/25/2034              9,747.97          1,143.46      6.6713      6.7060     140.76%
       348    5/25/2034              8,694.01          1,093.89      6.6713      6.7060     150.99%
       349    6/25/2034              7,679.92          1,045.93      6.6713      6.7060     163.43%
       350    7/25/2034              6,704.47            999.52      6.6713      6.7060     178.90%
       351    8/25/2034              5,766.46            954.63      6.6713      6.7060     198.66%
       352    9/25/2034              4,864.74            911.21      6.6713      6.7060     224.77%
       353   10/25/2034              3,998.16            868.58      6.6713      6.7060     260.69%
       354   11/25/2034              3,166.26            827.77      6.6713      6.7060     313.72%
       355   12/25/2034              2,367.55            784.22      6.6713      6.7060     397.48%
       356    1/25/2035              1,605.06            698.89      6.6713      6.7060     522.52%

       357    2/25/2035                920.92            617.43      6.6713      6.7060     804.54%
       358    3/25/2035                312.03            198.77      6.6713      6.7060     764.43%
       359    4/25/2035                116.19             79.91      6.6713      6.7060     825.30%
       360    5/25/2035                 37.33             36.81      6.6713      6.7060    1183.28%
       361    6/25/2035                  0.86              0.74      6.6713      6.7060    1032.56%
       362    7/25/2035                  0.13              0.13      6.6713      6.7060    1200.00%
Total